                                                                   EXHIBIT 10.32



                              LOANOUT AGREEMENT
                              -----------------


          This LOANOUT AGREEMENT is dated as of December 16, 1997 (the "Agreement"), by and among RACI Holding, Inc., a Delaware corporation ("Holding"), Remington Arms Company, Inc., a Delaware corporation and wholly-owned subsidiary of Holding (the "Company"), and Clayton, Dubilier & Rice, Inc., a Delaware corporation ("CD&R").


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Holding, the Company and CD&R are parties to a consulting agreement, dated as of December 1, 1993 (the "Consulting Agreement"), among Holding, the Company and CD&R, and an indemnification agreement, dated as of November 30, 1993 (the "Indemnification Agreement"), among Holding, the Company, CD&R and The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership (the "C&D Fund");

          WHEREAS, the Company and Holding desire to obtain the services of Mr. Leon J. Hendrix, Jr. ("Hendrix"), an employee of CD&R, to perform the functions of Chairman and Chief Executive Officer of the Company and Holding, and CD&R is willing to make such services available to the Company and Holding upon and subject to the terms and conditions hereof; and

          WHEREAS, this Agreement has been approved by the Boards of Directors of the Company and Holding, including a majority of the disinterested directors of each of the Company and Holding;

          NOW, THEREFORE, in consideration of the foregoing premises and the respective agreements hereinafter set forth and the mutual benefits to be derived herefrom, the parties hereto hereby agree as follows:

          1.  Services, etc.
              -------------

          CD&R shall make the services of Hendrix available to the Company and Holding, and the Company and Holding shall make use of the services of Hendrix to serve as Chairman and Chief Executive Officer of each of the Company and Holding commencing and effective as of December 16, 1997, until the expiration of the Term (as defined in Section 2 hereof). Hendrix shall be available to render such services on a part-time basis mutually agreeable to the Company, Holding, CD&R and Hendrix. Without limiting the foregoing, Hendrix will continue to serve as an employee of CD&R and may serve as an officer or director of CD&R or other corporations or entities and devote such time to performing such services as Hendrix, in his sole discretion, shall deem appropriate. The services of Hendrix to be made available to the Company, Holding and its subsidiaries hereunder shall be deemed part of the services provided by CD&R pursuant to the Consulting Agreement. No separate or additional consideration shall be payable hereunder for the services of Hendrix, beyond that payable under the Consulting Agreement.


          2.  Term.
              ----

          (a) This Agreement shall be effective as of December 16, 1997. The term of this Agreement (the "Term") shall commence on December 16, 1997 and shall terminate on the earliest to occur of (i) the termination of the
                                             -
Consulting Agreement, (ii) the date that is ten (10) business days following
                       --
delivery of written notice of such termination by any party hereto to the other parties hereto, (iii) the election of a successor Chief Executive Officer of the
                 ---
Company or of Holding by the Board of Directors of the Company or of Holding, as applicable, in accordance with its by-laws, and (iv) Hendrix's death, permanent
                                                 --
disability or resignation from his employment with CD&R.


          (b) The expiration of the Term shall not affect the continuing effectiveness of the Consulting Agreement or the Indemnification Agreement, each of which shall continue to be in full force and effect and enforceable in accordance with their respective terms. Without limiting the foregoing, each of the Company and Holding shall continue to, and to be obligated to, pay and reimburse all fees, expenses and other amounts as and when due under the

Consulting Agreement and the Indemnification Agreement and perform all their other obligations thereunder.


          3.  Indemnification.
              ---------------

          All performance by, and all actions or omissions of, CD&R or Hendrix under or in respect of this Agreement shall be deemed to be pursuant to the Consulting Agreement, and each of CD&R and Hendrix shall be entitled to the benefits of the indemnification and other provisions of the Consulting Agreement and the Indemnification Agreement.


          4.  Independent Contractor Status.
              -----------------------------

          Each of CD&R, the Company and Holding agree that the furnishing of Hendrix's services hereunder by CD&R is solely as an independent contractor, with CD&R retaining control over and responsibility for its own operations and personnel, including Hendrix. Neither CD&R nor any of its directors, officers, employees or agents (including Hendrix) shall, solely by virtue of this Agreement or the arrangements hereunder, be considered employees, principals, partners, co-venturers or agents of the Company or Holding.


          5.  Notices.
              -------

          Any notice or other communication required or permitted to be given or made under this Agreement by one party to the other parties shall be in writing and shall be deemed to have been duly given and to be effective (i) on the date
                                                                 -
of delivery if delivered personally or (ii) when sent if sent by prepaid
                                        --
telegram, or mailed first-class, postage prepaid, by registered or certified mail or confirmed facsimile transmission, as follows (or to such other address as shall be given in writing by one party to the other parties in accordance herewith):

          If to the Company to:

               Remington Arms Company, Inc.
               870 Remington Drive
               P.O. Box 700
               Madison, N.C. 27025-0700

               Attn:  Secretary

               Telephone:  (910) 548-8511
               Telecopy:   (910) 548-8810

          If to Holding, to it care of
          the Company at the address set
          forth above.

          If to CD&R to:

               Clayton, Dubilier & Rice, Inc.
               375 Park Avenue, 18th Floor
               New York, New York  10152

               Attn:  Joseph L. Rice, III

               Telephone:  (212) 407-5200
               Telecopy:   (212) 407-5252

          With a copy to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York  10022

               Attn:  Franci J. Blassberg, Esq.

               Telephone:  (212) 909-6000
               Telecopy:   (212) 909-6836

          6.  General.
              -------

          (a)  Entire Agreement.  This Agreement together with the Consulting
               ----------------
Agreement and the Indemnification Agreement (i) contain the complete and entire
                                             -
understanding and agreement of CD&R, Holding and the Company with respect to the subject matter hereof, and (ii) supersede all prior and contemporaneous
                            --
understandings, conditions and agreements, oral or written, express or implied, in respect of the subject matter hereof, including but not limited to in respect of the furnishing of the services of Hendrix in connection with the subject matter hereof. There are no representations or warranties of Hendrix or CD&R in connection with this Agreement or the services to be made available hereunder, except as expressly made and contained in this Agreement.

          (b)  Headings.  The headings contained in this Agreement are for
               --------
purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

          (c)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.


          (d)  Binding Effect; Assignment.  This Agreement shall be binding upon
               --------------------------
and inure to the benefit of the parties to this Agreement and their respective successors and assigns, provided that none of CD&R, the Company or Holding may
                        --------
assign any of its rights or obligations under this Agreement without the express written consent of the other parties hereto.

          (e)  Governing Law.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT
               -------------
MADE UNDER, AND IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY, HOLDING AND CD&R HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE, CITY AND COUNTY OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AGREE THAT (i) THE SOLE AND EXCLUSIVE APPROPRIATE VENUE FOR ANY
                        -
ACTION, SUIT OR PROCEEDING RELATING TO SUCH INTERPRETATION AND ENFORCEMENT SHALL BE IN SUCH A COURT, (ii) ALL CLAIMS WITH RESPECT TO SUCH PROVISIONS SHALL BE
                     --
HEARD AND DETERMINED EXCLUSIVELY IN SUCH A COURT, (iii) ANY SUCH COURT SHALL
                                                   ---
HAVE EXCLUSIVE JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF ANY DISPUTE RELATING TO SUCH PROVISIONS AND (iv) EACH HEREBY WAIVES,
                                                       --
AND AGREES NOT TO ASSERT, ANY AND ALL OBJECTIONS AND DEFENSES BASED ON FORUM, VENUE OR PERSONAL OR SUBJECT MATTER JURISDICTION AS THEY MAY RELATE TO SUCH AN ACTION, SUIT OR PROCEEDING BEFORE SUCH A COURT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 6(e), PROVIDED THAT ENFORCEMENT OF A JUDGMENT RENDERED BY SUCH A COURT MAY BE SOUGHT IN ANY COURT OF COMPETENT JURISDICTION FOR THE ENFORCEMENT THEREOF. EACH OF THE COMPANY, HOLDING AND CD&R HEREBY CONSENT TO AND GRANT ANY SUCH COURT

JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF ANY SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 5, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

          (f)  Waiver of Jury Trial.  Each party hereto acknowledges and agrees
               --------------------
that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore it hereby irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party
                   -
has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) it understands
                                                            --
and has considered the implications of this waiver, (iii) it makes this waiver
                                                     ---
voluntarily, and (iv) it has been induced to enter into this Agreement by, among
                  --
other things, the mutual waivers and certifications contained in this Section 6(f).


          (g)  Amendment; Waivers.  No amendment, modification, supplement or
               ------------------
discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, supplement, discharge or waiver is sought (and in the case of Holding and the Company, approved by resolution of the Board of Directors of Holding or the Company, as the case may be). Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any party hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity or otherwise.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                         RACI HOLDING, INC.



                         By /s/ Thomas L. Millner
                            _________________________________
                           Name:  Thomas L. Millner
                           Title: President and Chief Operating Officer


                         REMINGTON ARMS COMPANY, INC.


                         By /s/ Thomas L. Millner
                            _________________________________
                           Name:  Thomas L. Millner
                           Title: President and Chief Operating Officer



                         CLAYTON, DUBILIER & RICE, INC.



                         By /s/ Joseph L. Rice, III
                            _________________________________
                           Name:  Joseph L. Rice, III
                           Title: Chairman and Chief Executive Officer